Exhibit 10.37
EXECUTION COPY
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT, dated as of January 31, 2008 (this “Amendment”), to that certain Credit Agreement, dated as of May 13, 2004 and amended as of September 1, 2005, is made among WELLCARE HEALTH PLANS, INC. (formerly known as WellCare Group, Inc., successor by merger to WellCare Holdings, LLC), a Delaware corporation (the “Parent”), WCG HEALTH MANAGEMENT, INC. (formerly known as WellCare Health Plans, Inc.), a Delaware corporation (“WCGHM”), THE WELLCARE MANAGEMENT GROUP, INC., a New York corporation (“WMG”), COMPREHENSIVE HEALTH MANAGEMENT, INC., a Florida corporation (“CHM” and, together with WCGHM and WMG, the “Borrowers”), the Lenders (as defined in the Credit Agreement defined below) identified on the signature pages hereto, and Wachovia Bank, National Association (“Wachovia”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
A. WHEREAS, the Parent, the Borrowers, the Lenders, and Wachovia, as Administrative Agent, are parties to a Credit Agreement, dated as of May 13, 2004, amended as of September 1, 2005 and further amended as of September 28, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.
B. WHEREAS, the Parent and the Borrowers have requested an amendment to the Credit Agreement to allow WellCare of Georgia, Inc. to obtain a letter of credit in favor of the Georgia Department of Community Health.
     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AMENDMENTS TO THE CREDIT AGREEMENT
1. Amendments to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of subsection (m) thereof, (ii) replacing the “.” at the end of subsection (n) thereof with “; and”, and (iii) inserting the following new subsection (o) at the end thereof:
     “(o) Indebtedness in respect of a letter of credit in the amount of $35,851,525.00 issued by Wachovia Bank, National Association for the benefit of the Georgia Department of Community Health on behalf of WellCare of Georgia, Inc. and renewals, replacements or reissuances thereof in an amount up to $40,000,000 by Wachovia Bank, National Association or another financial institution (the “Georgia Department of Community Health Letter of Credit”).”

2. Amendments to Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of subsection (r) thereof, (ii) replacing the “.” at the end of subsection (s) thereof , with “; and”, and (iii) inserting the following new subsection (t) at the end thereof:
     “(t) Liens, including first priority liens, in favor of the issuer of the Georgia Department of Community Health Letter of Credit arising from the cash collateralization of the Indebtedness described in Section 6.01(o).”
MISCELLANEOUS
3. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Parent and the Borrowers hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof that:
     (a) this Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and
     (b) after giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except (i) to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and (ii) to the extent that any representations and warranties may be found not to be true and correct on and as of the date hereof as a result of ongoing government investigations.
4. Conditions of Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) that: (i) the Administrative Agent shall have received executed counterparts hereof from each of the Parent, the Borrowers and the Required Lenders and an Acknowledgment and Consent hereto from each of the Subsidiary Guarantors in form and substance reasonably satisfactory to the Administrative Agent, (ii) the Administrative Agent shall have received, for the respective account of each Lender that has executed and delivered to the Administrative Agent a counterpart of this Amendment by not later than 2:00 p.m. (New York City time) on January 29, 2008, of an amendment fee in an amount equal to 0.25% of such Lender’s aggregate Revolving Credit Commitment and Term Loans outstanding on January 29, 2008 and (iii) the Borrowers shall have paid all fees and expenses due and owing to Morgan, Lewis & Bockius LLP, counsel to the Administrative Agent, to the extent unpaid and invoiced on or before the date hereof.
5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrowers, the Parent or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Parent, the Borrowers or any other Loan Party, or constitute an express or implied agreement by the Administrative Agent or the Lenders, to a consent to, or a waiver, amendment, modification or other change of, the Credit Agreement or any other Loan Document in similar or different circumstances. Without limiting the foregoing, nothing contained in Section 3(b)(ii) above shall in any way constitute a waiver or modification of the requirement set forth in Section 4.01(b) of the Credit Agreement that all representations and warranties shall be true and correct in all material respects as a condition to each Credit Event. This Amendment shall not be construed as a waiver, amendment or modification of any Default or Event of Default. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
7. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8. Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.
9. Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.
10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic means of delivery shall be effective as delivery of a manually executed counterpart hereof.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

PARENT:

WELLCARE HEALTH PLANS, INC.

By:	/s/ Heath Schiesser
Name: Heath Schiesser
Title: Chief Executive Officer and President

BORROWERS:

WCG HEALTH MANAGEMENT, INC.

By:	/s/ Heath Schiesser

Name: Heath Schiesser
Title: Chief Executive Officer and President

THE WELLCARE MANAGEMENT GROUP, INC.

By:	/s/ Heath Schiesser

Name: Heath Schiesser
Title: Chief Executive Officer and President

COMPREHENSIVE HEALTH MANAGEMENT, INC.

By:	/s/ Heath Schiesser

Name: Heath Schiesser
Title: Chief Executive Officer and President
(signatures continued on following page)

WACHOVIA BANK, NATIONAL ASSOCIATION, as
Administrative Agent and as Lender

By:	/s/ Katherine A. Harkness
Name: Katherine A. Harkness
Title: Managing Director

LENDERS:

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
By: Babson Capital Management LLC as Collateral
Manager

By:	/s/ Arthur McMahon

Name: Arthur McMahon
Title: Director

MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC as Investment
Manager

By:	/s/ Arthur McMahon

Name: Arthur McMahon
Title: Director

BANK LEUMI USA

By:	/s/ Richard Oleszewski

Name: Richard Oleszewski
Title: First Vice President

CAROLINA FIST BANK, as Lender

By:	/s/ Charles D. Chamberlain

Name: Charles D. Chamberlain
Title: Executive Vice President

COLONIAL BANK, N.A.

By:	/s/ Juliette S. Stapf
Name: Juliette S. Stapf
Title: Sr. Vice President

CREDIT SUISSE LOAN FUNDING LLC

By:	/s/ Robert Franz

Name: Robert Franz
Title: Managing Director

By:	/s/ Barry Zamore

Name: Barry Zamore
Title: Managing Director

ENCORE BANK, N.A.:

By:	/s/ J. David Webster

Name: J. David Webster
Title: Senior Vice President

FIFTH THIRD BANK

By:	/s/ Chad Loar

Name: Chad Loar
Title: Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Douglas E. Kilton

Name: Douglas E. Kilton
Title: Senior Vice President

CF BLACKBURN, LLC

By:	/s/ Dennis M. Hansen

Name: Dennis M. Hansen
Title: V.P.

GOLDENTREE LOAN OPPORTUNITIES V, LIMITED
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Authorized Signatory
Title:

GULF STREAM-COMPASS CLO 2002-I LTD
By: Gulf Stream Asset Management LLC as Collateral
Manager

By:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2003-I LTD
By: Gulf Stream Asset Management LLC as Collateral
Manager

By:	/s/ Barry K. Love

Name: Barry K. Love
Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2004-I LTD
By: Gulf Stream Asset Management LLC as Collateral
Manager

By:	/s/ Barry K. Love

Name: Barry K. Love
Title: Chief Credit Officer

GULF STREAM-RASHINBAN CLO 2006-I LTD
By: Gulf Stream Asset Management LLC as Collateral
Manager (Sumitomo Deal)

By:	/s/ Barry K. Love

Name: Barry K. Love
Title: Chief Credit Officer

GULF STREAM-SEXTANT CLO 2006-I LTD
By: Gulf Stream Asset Management LLC as Collateral
Manager

By:	/s/ Barry K. Love

Name: Barry K. Love
Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2005-II LTD
By: Gulf Stream Asset Management LLC as Collateral
Manager

By:	/s/ Barry K. Love

Name: Barry K. Love
Title: Chief Credit Officer

GULF STREAM-SEXTANT CLO 2007-I LTD
By: Gulf Stream Asset Management LLC as Collateral
Manager

By:	/s/ Barry K. Love

Name: Barry K. Love
Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2005-I LTD
By: Gulf Stream Asset Management LLC as Collateral
Manager

By:	/s/ Barry K. Love

Name: Barry K. Love
Title: Chief Credit Officer

LENDER NAME:

By:	/s/ Jeffery A. DeRose

Name: Jeffery A. DeRose
Title: Vice President

LASALLE BANK, NATIONAL ASSOCIATION:

By:	/s/ Stephen Huntley-Robertson

Name: Stephen Huntley-Robertson
Title: Senior Vice President

LIGHTPOINT CLO 2004-1, LTD.

By:	/s/ Colin Donlan

Name: Colin Donlan
Title: Senior Vice President

VERITAS CLO I, LTD.

By:	/s/ John T. Spellman

Name: John T. Spellman
Title: Attorney-in-Fact

REGIONS BANK

By:	/s/ Rebecca S. West

Name: Rebecca S. West
Title: Vice President

EAGLE LOAN TRUST
By: Stanfield Capital Partners, LLC as its Collateral
Manager

By:	/s/ David Frey

Name: David Frey
Title: Managing Director

STANFIELD AZURE CLO, LTD.
By: Stanfield Capital Partners, LLC as its Collateral
Manager

By:	/s/ David Frey

Name: David Frey
Title: Managing Director

STANFIELD BRISTOL CLO, LTD.
By: Stanfield Capital Partners, LLC as its Collateral
Manager

By:	/s/ David Frey

Name: David Frey
Title: Managing Director

STANFIELD DAYTONA CLO, LTD.
By: Stanfield Capital Partners, LLC as its Collateral
Manager

By:	/s/ David Frey

Name: David Frey
Title: Managing Director

STANFIELD MCLAREN CLO, LTD.
By: Stanfield Capital Partners, LLC as its Collateral
Manager

By:	/s/ David Frey

Name: David Frey
Title: Managing Director

STANFIELD VANTAGE CLO, LTD.
By: Stanfield Capital Partners, LLC as its Collateral
Manager

By:	/s/ David Frey

Name: David Frey
Title: Managing Director

STANFIELD VEYRON CLO, LTD.
By: Stanfield Capital Partners, LLC as its Collateral
Manager

By:	/s/ David Frey

Name: David Frey
Title: Managing Director

XL RE EUROPE LIMITED
By: Stanfield Capital Partners, LLC signed as: its Collateral
Manager

By:	/s/ David Frey

Name: David Frey
Title: Managing Director

UBS LOAN FINANCE LLC:

By:	/s/ Richard L. Tavrow

Name: Richard L. Tavrow
Title: Director

By:	/s/ David B. Julie

Name: David B. Julie
Title: Associate Director

ACKNOWLEDGMENT AND CONSENT
     Pursuant to Section 4 of the Third Amendment to Credit Agreement, dated as of January 31, 2008 (the “Amendment”) among WELLCARE HEALTH PLANS, INC. (formerly known as WellCare Group, Inc., successor by merger to WellCare Holdings, LLC), a Delaware corporation (the “Parent”), WCG HEALTH MANAGEMENT, INC. (formerly known as WellCare Health Plans, Inc.), a Delaware corporation (“WCGHM”), THE WELLCARE MANAGEMENT GROUP, INC., a New York corporation (“WMG”), COMPREHENSIVE HEALTH MANAGEMENT, INC., a Florida corporation (“CHM” and, together with WCGHM and WMG, the “Borrowers”), the Lenders (as defined in the Credit Agreement) identified on the signature pages to the Amendment, and Wachovia Bank, National Association (“Wachovia”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), to which this acknowledgment is attached, each of the undersigned hereby acknowledges receipt of a copy of and consents to the execution and delivery by the Parent and the Borrowers of the Amendment and confirms and agrees that, after giving effect to the Amendment, each Loan Document to which it is a party shall continue in full force and effect in accordance with its terms. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.
[Remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be executed by their duly authorized officers as of the date first above written.

WELLCARE HEALTH PLANS, INC.

By:	/s/ Heath Schiesser
Name: Heath Schiesser
Title: Chief Executive Officer and President

WCG HEALTH MANAGEMENT, INC.

By:	/s/ Heath Schiesser

Name: Heath Schiesser
Title: Chief Executive Officer and President

THE WELLCARE MANAGEMENT GROUP, INC.

By:	/s/ Heath Schiesser

Name: Heath Schiesser
Title: Chief Executive Officer and President

COMPREHENSIVE HEALTH MANAGEMENT, INC.

By:	/s/ Heath Schiesser

Name: Heath Schiesser
Title: Chief Executive Officer and President

COMPREHENSIVE HEALTH MANAGEMENT OF FLORIDA, L.C.

By:	/s/ Heath Schiesser

Name: Heath Schiesser
Title: Chief Executive Officer and President

HARMONY HEALTH SYSTEMS, INC.

By:	/s/ Heath Schiesser

Name: Heath Schiesser
Title: Chief Executive Officer and President
(signatures continued on following page)

HARMONY HEALTH MANAGEMENT, INC.

By:	/s/ Heath Schiesser

Name: Heath Schiesser
Title: Chief Executive Officer and President

COMPREHENSIVE LOGISTICS, LLC

By:	/s/ Heath Schiesser

Name: Heath Schiesser
Title: Chief Executive Officer and President

HARMONY BEHAVIORAL HEALTH, INC.

By:	/s/ Heath Schiesser

Name: Heath Schiesser
Title: Chief Executive Officer and President

HARMONY BEHAVIORAL HEALTH IPA, INC.

By:	/s/ Heath Schiesser

Name: Heath Schiesser
Title: Chief Executive Officer and President

WELLCARE PHARMACY BENEFITS MANAGEMENT, INC.

By:	/s/ Heath Schiesser

Name: Heath Schiesser
Title: Chief Executive Officer and President

WELLCARE SPECIALTY PHARMACY, INC.

By:	/s/ Heath Schiesser

Name: Heath Schiesser
Title: Chief Executive Officer and President